UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     May 12, 2015________________

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35930	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 WESTON PARKWAY, SUITE 400 CARY, NORTH CAROLINA	27513
(Address of principal executive offices)	(Zip Code)

(919) 677-3900
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective as of May 12, 2015, the Board of Directors (the “Board”) of Ply Gem Holdings, Inc. (the “Company”) amended the Company’s Amended and Restated By-laws (the “Amendment”) to include the rights, duties and responsibilities of the lead director of the Board. The description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 5.07              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 12, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected each of the three Class II director nominees; (ii) approved an advisory resolution on executive compensation; (iii) approved an amendment to the Amended and Restated Certificate of Incorporation of the Company; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015. A description of each proposal voted on at the Annual Meeting, and the voting results for each such proposal, are set forth below.

1.)    The proposal to elect each of the three nominees to serve as a Class II director of the Company until the Company’s 2018 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal, was approved by the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey T. Barber	60,632,685	1,876,300	2,120,512
Timothy T. Hall	57,937,430	4,571,555	2,120,512
Steven M. Lefkowitz	57,937,430	4,571,555	2,120,512

2.)    The proposal to approve an advisory resolution on executive compensation was approved by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
61,164,330	910,224	434,431	2,120,512

3.)    The proposal to approve an amendment to our Amended and Restated Certificate of Incorporation of the Company to eliminate the Chairman’s right to call special meetings of stockholders, was approved by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
62,028,193	52,810	427,982	2,120,512

4.)    The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015 was ratified by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
64,072,686	129,082	427,729	N/A

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit 3.1	Certificate of Amendment to the Amended and Restated By-laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 13, 2015

PLY GEM HOLDINGS, INC.

By: /s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Certificate of Amendment to the Amended and Restated By-laws.